Exhibit 99.1

Ignyte Acquisition Corp. Stockholders Approve Proposed Business Combination with Peak Bio

Transaction Expected to Close on October 31, 2022

NEW YORK—(BUSINESS WIRE)—Ignyte Acquisition Corp. (“Ignyte”) (NASDAQ: IGNY), a publicly traded special purpose acquisition company, today announced that Ignyte’s stockholders have approved its proposed business combination (the “Business Combination”) with Peak Bio Co., Ltd. (“Peak Bio”) at a Special Meeting of its stockholders held on October 25, 2022 (the “Special Meeting”). The Special Meeting to be held on October 31, 2022 has been canceled.

Approximately 75% of the votes cast at the Special Meeting, representing approximately 75% of Ignyte’s outstanding shares of common stock entitled to vote at the Special Meeting, were cast in favor of the proposal to approve the Business Combination with Peak Bio. The formal results of the Special Meeting will be included in a Current Report on Form 8-K to be filed by Ignyte with the Securities and Exchange Commission (the “SEC”).

About Ignyte Acquisition Corp.

Ignyte Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or “SPAC,” formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Ignyte is led by Chairman and Co-Chief Executive Officer, David Rosenberg, Co-Chief Executive Officer, David J. Strupp, Jr., and Chief Financial Officer, Steven Kaplan.

About Peak Bio Co., Ltd.

Peak Bio Co., Ltd. is a clinical-stage biopharmaceutical company focused on developing therapeutics addressing significant unmet needs in the areas of oncology and inflammation. Peak Bio’s management team has a combined 50 years of industry experience in the areas of small molecules, antibodies, and antibody-drug-conjugates (ADC), forging successful companies that create best-in-class therapeutics.

Peak Bio’s lead product candidate, PHP-303, is a small molecule currently awaiting Phase II dose clinical study in the orphan disease Alpha1 anti-trypsin deficiency (AATD), with interim safety results expected by the end of 2023. Peak Bio has been successful at safely delivering a higher dose of PHP-303 in patients after single-ascending dose (SAD) and multiple-ascending dose (MAD) Phase I trials demonstrating dose-dependent pharmacokinetics and achieving preclinical recommended Phase II dose (RP2D).

Additional Information and Where to Find It

In connection with the proposed Business Combination, Ignyte has filed a definitive proxy statement with the SEC. This press release is not a substitute for the definitive proxy statement. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PEAK BIO, IGNYTE, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the proposed Business Combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Ignyte upon written request at Ignyte Acquisition Corp., 640 Fifth Avenue, 4th Floor, New York, NY 10019.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the proposed Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services and expectations regarding the proposed Business Combination between Peak Bio and Ignyte, including capital raised in connection with the Business Combination, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed or that will be disclosed in Ignyte’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against Ignyte, Peak Bio or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (3) the inability of Peak Bio or Ignyte to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (5) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of Peak Bio as a result of the announcement and consummation of the proposed Business Combination; (7) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Peak Bio to grow and manage growth profitably, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (8) the impact of the COVID-19 pandemic on the business of Peak Bio and Ignyte (including the effects of the ongoing global supply chain shortage); (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Peak Bio or Ignyte may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) the ability to address the market opportunity for Peak Bio’s products; (12) the risk that the proposed Business Combination may not generate the expected net proceeds for the combined company; (13) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; and (14) cybersecurity risks, data loss and other breaches of Peak Bio’s or Ignyte’s network security and the disclosure of personal information;.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Ignyte and Peak Bio or the date of such information in the case of information from persons other than Ignyte and Peak Bio, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Peak Bio’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Contacts

For Ignyte Acquisition Corp.

David Rosenberg

drosenberg@ignytespac.com